                                                                            Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . .  September 1999
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . .          10/08/99
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10/14/99
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . .          10/15/99


POOL BALANCE

Pool Balance on the close of the last day of the preceding . . . . . .    235,907,436.06
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal . .     19,551,376.01
Purchase Amount allocable to Principal . . . . . . . . . . . . . . . .        141,452.09
Realized Losses (see note) . . . . . . . . . . . . . . . . . . . . . .        641,149.11
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period . .    215,573,458.85
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date . . . . . . . . . . . . . .      4,404,636.78
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date . . . . . . . . . . . . . . . . . . . .    211,168,822.07
Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . .  2,136,187,667.91
Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9.8853123%


Portfolio Balances and Pool Factors
                                   Beginning            End
                                   of Period        of Period
                                   ---------        ---------
Class A-1 Note Balance. . . . .              -              -
Class A-1 Pool Factor . . . . .      0.0000000      0.0000000
Class A-2 Note Balance. . . . .              -              -
Class A-2 Pool Factor . . . . .      0.0000000      0.0000000
Class A-3 Note Balance. . . . .              -              -
Class A-3 Pool Factor . . . . .      0.0000000      0.0000000
Class A-4 Note Balance. . . . .  62,454,864.77  40,256,154.16
Class A-4 Pool Factor . . . . .      0.3568849      0.2300352
Class B-1 Certificate Balance .  96,129,000.00  96,129,000.00
Class B-1 Pool Factor . . . . .      1.0000000      1.0000000
Class B-2 Certificate Balance .  74,783,667.91  74,783,667.91
Class B-2 Pool Factor . . . . .      1.0000000      1.0000000

Weighted Average Coupon                            10.3535000%
Weighted Average Original Term                          64.30
Weighted Average Remaining Term                         18.18


COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest. . . . .   2,043,769.75
Recoveries. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     361,176.90
Purchase Amount allocable to Interest . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Interest Collections. . . . . . . . . . . . . . . . . . . . .   2,404,946.65
Advances for the related Distribution Date. . . . . . . . . . . . .     375,036.14
Less:  Outstanding Advances to be reimbursed. . . . . . . . . . . .     399,589.36
                                                                     -------------
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   2,380,393.43
Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period). . . . . . . . . . . . . . . . . . . .  19,551,376.01
Purchase Amount allocable to Principal  (for the Collection . . . .     141,452.09
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date . . . . . . . . . . . . . . . . . . . . . . .   4,404,636.78
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date . . . . . . . . . . . . . . . . . . .   2,539,903.38
                                                                     -------------
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  21,557,561.50

Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  23,937,954.93
Regular Principal (equals Available Principal plus Realized Losses)  22,198,710.61

REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables. . .      19,721.79
Servicing Fee (inc. unpaid amount from prior periods) . . . . . . .     196,589.53
Noteholder Amounts
Class A-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-4 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     344,802.90
Class A-4 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     344,802.90

Total Accrued Note Interest . . . . . . . . . . . . . . . . . . . .     344,802.90

Class A-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-4 Monthly Principal . . . . . . . . . . . . . . . . . . . .  22,198,710.61
Class A-4 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22,198,710.61

Total Noteholders' Principal Payment Amount . . . . . . . . . . . .  22,198,710.61

Certificateholder Amounts
Class B-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     540,725.63
Class B-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     540,725.63

Class B-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     428,448.10
Class B-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     428,448.10

Total Accrued Certificate Interest. . . . . . . . . . . . . . . . .     969,173.73

Class B-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class B-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class B-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class B-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Total Certificateholders' Principal Distribution Amount . . . . . .           0.00

Total required distributable amount . . . . . . . . . . . . . . . .  23,728,998.56
Less: Total Available Funds . . . . . . . . . . . . . . . . . . . .  23,937,954.93
                                                                     -------------
Net Available Funds   (Shortfall) Excess. . . . . . . . . . . . . .     208,956.37
Withdrawal from Reserve Account (If Shortfall). . . . . . . . . . .           0.00
Deposit to Reserve Account (If Excess). . . . . . . . . . . . . . .     208,956.37

DISTRIBUTIONS
Deposit to the Collection Account
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   2,380,393.43
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  21,557,561.50
Withdrawal from Reserve Account . . . . . . . . . . . . . . . . . .           0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables. . . . . . . . . . . . . . . . . . .      19,721.79
  b)   Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . .     196,589.53
                                                                     -------------
Net Deposit to Collection Account . . . . . . . . . . . . . . . . .  23,721,643.61

Deposit to Note Payment Account
Class A-1 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-4 Interest Distribution . . . . . . . . . . . . . . . . . .     344,802.90
Class A-1 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-3 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-4 Principal Distribution. . . . . . . . . . . . . . . . . .  22,198,710.61
                                                                     -------------
Total Deposit to Note Payment Account . . . . . . . . . . . . . . .  22,543,513.51

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution . . . . . . . . . . . . . . . . . .     540,725.63
Class B-2 Interest Distribution . . . . . . . . . . . . . . . . . .     428,448.10
Class B-1 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class B-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account . . . . . . . . .     969,173.73

Deposit to Reserve Account. . . . . . . . . . . . . . . . . . . . .     208,956.37


SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:

(I) Sum of:
(a) Percentage applicable times. . . . . . . . . . . . . . . . . . . .            7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date. . . . . . . . . . . . . . . . . . . . . . . .  211,168,822.07    14,781,817.54
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          17,689,338.71
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              211,168,822.07

Specified Reserve Account Balance                                                         26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 26,702,346.00
Deposit from Available Interest and Available Principal                                      208,956.37
Investment Earnings                                                                          101,615.37
Less:
Accrued and unpaid Servicing Fees                                                                  0.00
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   27,012,917.74
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                         310,571.74
                                                                                         ---------------
Ending Balance                                                                            26,702,346.00


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  23,794,824.83


INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   22,543,513.51

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              208,956.37

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                     310,571.74

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                              641,149.11
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.49%
For the preceding Collection Period                                                                1.22%
For the second preceding Collection Period                                                         1.67%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account                                                  1.46%
Balance increases if greater than 1.50%)



Delinquency Analysis
                                                                  Number of    Principal
                                                                     Loans      Balance
                                                                  ---------  -------------
   30 to 59 days past due. . . . . . . . . . . . . . . . . . . .       2307  12,396,678.05
   60 to 89 days past due. . . . . . . . . . . . . . . . . . . .        680   3,591,450.71
   90 or more days past due. . . . . . . . . . . . . . . . . . .        410   2,375,480.52
                                                                  ---------  -------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3397  18,363,609.28

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts) . . . . . . . . . . . . . . . . . . . . . .        139     912,325.80


Delinquency Ratio including Repossessions
For the current Collection Period . . . . . . . . . .        2.77%
For the preceding Collection Period . . . . . . . . .        2.82%
For the second preceding Collection Period. . . . . .        2.53%
                                                       -----------
Average Delinquency Ratio (Specified Reserve Account.        2.71%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator. . . . . . . .         YES

Equity Percentage . . . . . . . . . . . . . . . . . .       93.58%

Repurchased Receivables . . . . . . . . . . . . . . .  141,452.09
